 EXHIBIT 10.20 - Insurance Binder
[LOGO: STATE NATIONAL COMPANIES]

Meadowbrook Insurance Group 1520 US Route 130, Suite 206 North Brunswick, NJ 08902 (732) 940-8407

Date	3/17/2014
Named Insured Address	Baltia Air Lines, Inc. and Logistics Air, Inc. Building 151, Room 361, JFK International Airport, Jamaica, NY 11430
Effective Date Expiration Date	4/1/2014 4/1/2015 12:01am standard time at the address stated above. 12:01am standard time at the address stated above.
Producer Address	10798 - Aviation Risk Management Associates
Attention Underwriter	Daniel Walker Mmarie Fini

Aircraft Hull and Liability Binder - Renewal

Aircraft Information

					Seats		Deductible
Registration	Year	Type	Make	Model	Crew	Passenger	IM	NIM
N706BL	TBA	PW	Boeing	B747-200	2	0	NA	$100,000

Physical Damage

Registration	Hull Value	Hull Rate	Hull Premium	Hull War Rate	Hull War Premium
N706BL	$ 5,000,000	2.296%	$ 114,800	Included	Included

Liability

Registration	BI / PD Limit	Passenger Limit	Premium	Liability War Limit	Liability War Premium
N706BL	$ 10,000,000	Excluded	$20,000	$10,000,000	Included

Additional Coverages

Coverage	Limit	"Per"
Medical Payments	$ 5,000	Person
Premises Liability	$ 10,000,000	Occurrence
Mobile Equipment Liability	$ 10,000,000	Occurrence
Products Liability	$ 10,000,000	Occurrence
Contractual Liability	$ 10,000,000	Occurrence

Conditions

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Purpose of Use	Ground, Not in Flight
Cancellation	30 days / 10 for non-payment of premium
Territory	Worldwide
Additional Insured / Waiver of Subrogation
Kalitta Equipment, LLC, Kalitta Maintenance, Boeing CSGTA, c/o Baltia Air Lines, Inc., Building 151, Room 361, JFK International Airport, Jamaica, NY 11430
Lessor/Waiver of Subrogation/Loss Payable
Logistics Air, Inc., 564 Wedge Lane, Fernley, NV 89408
Premium Finance
Premium Assignment Corporation, PO Box 8800, Tallahassee, FL 32314-8800
Pilots
Not Applicable

Endorsements

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Form Number	Description
4871 AI 0713,    Aircraft Insurance Policy Declarations - State National
4872 AI 0713,    Aircraft Provisions SN
0915 IL 0713    SN Witness Clause
0985 IL 0108,    Terrorism Disclosure
IL P 001 0104    OFAC
49 07 AI 06 10,    War, Hi-Jacking and Other Perils Exclusion (without terrorism)
54 33 AI 1211,    Sanctions and Embargo Clause
54 31 AI 1211,    Middle Eastern Sanctions Exclusion
54 32 AI 1211,    Recording & Distribution of Material or Information in Violation of Law Exclusion
49 05 AI 04 10,    Extended Coverage Ends - Certified Acts of Terrorism Coverage
49 20 AI 04 10,    Fungus Exclusion Endorsement
49 23 AI 04 10,    Asbestos Exclusion
49 24 AI 04 10,    Nuclear Energy Liability Exclusion
49 25 AI 04 10,    Noise, Pollution and Other Perils Exclusion Clause
5580 AI 0312,    Contractual Liability Endorsment
49 00 AI 03 10,    Policy Territory Endorsement
5599 AI 0312,    Premises Liability Endorsment
49 09 AI 03 10,    Extended Coverage Endorsement (Aircraft Physical Damage)
48 82 AI 03 10,    Extended Coverage Endorsement (Aviation Liabilities)
49 45 AI 06 10,    New York Changes - Cancellation
48 73 AI 03 10,    Additional Insured Endorsement
5611 AI 0312,    Waiver of Subrogation
48 88 AI 03 10,    Lessor Endorsement
48 91 AI 03 10,    Loss Payable Endorsement
5602 AI 0312,    Products Liability Endorsment
5593 AI 0312,    Mobile Equipment Liability Endorsment
48 65 GL 03 10,    Financed Premium Endorsement

Issue	State National Insurance Company
Policy Number	NDD0763844-02
Premium	$134,800
Payment Terms	Annual
A completed, signed application must be received by the Company within 30 days of the effective date of coverage.
Coverage is bound as outlined above. This document is not a policy, it is a summary of coverage. For actual terms and conditions, refer to your policy.
___[SIGNATURE]___ (authorized representative)	___3/17/2014___ Date
Please immediately report all claims directly to:
Meadowbrook Service Center

Phone: 1-800-825-9489
Fax: 1-800-832-8793
e-mail: calls.center@meadowbrook.com
11880 College Boulevard
Suite 500
Overland Park, KS 66210-2035